UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 29, 2003

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)

250 Rittenhouse Circle
Bristol, PA 19007
(Address of principal executive offices)

(215) 785-4000
(Registrant's telephone number, including area code)

Item 7. Exhibits

99.1	Press Release of the Registrant dated July 29, 2003.

Item 12. Results of Operations and Financial Condition

On July 29, 2003, Jones Apparel Group, Inc. issued a press release describing its results of operations for the fiscal quarter ended July 5, 2003, as well as:

  announcing the launch of the Jones New York Signature product line for Spring 2004;
  providing guidance for 2003 and 2004;
  announcing its intention to bid on Kasper A.S.L., Ltd.;
  announcing a quarterly dividend of $.08 per share;
  authorizing an additional $150 million stock repurchase program; and
  announcing the addition of Ann Reese to the Board of Directors.

A copy of the press release is attached as Exhibit 99.1 to this report.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant) By: /s/ Wesley R. Card Wesley R. Card Chief Operating and Financial Officer

 Date: July 29, 2003

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Registrant dated July 29, 2003.

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